EQ ADVISORS TRUSTSM

SUPPLEMENT DATED OCTOBER 1, 2014 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2014, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2014, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the AXA/Franklin Small Cap Value Managed Volatility Portfolio (“Portfolio”).

Information Regarding

AXA/Franklin Small Cap Value Managed Volatility Portfolio

Effective immediately, William J. Lippman no longer serves as a member of the team that is responsible for the Active Allocation Portion of Portfolio.

References to William J. Lippman contained in the sections of the Prospectus entitled “AXA/Franklin Small Cap Value Managed Volatility Portfolio-Class IA, IB and K Shares – Who Manages the Portfolio – Adviser: Franklin Advisory Services, LLC – Portfolio Managers” and “Management of the Trust – The Advisers – Franklin Advisory Services, LLC.” hereby are deleted in their entirety.

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References to William J. Lippman contained in the section of the Statement of Additional Information entitled “Appendix C – Portfolio Manager Information” with respect to the Portfolio hereby are deleted in their entirety.